United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: November 1, 2021
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 1, 2021, Realty Income Corporation (“Realty Income”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other events and pursuant to Items 1.01, 2.01, 2.03, 5.02 and 9.01 of Form 8-K, the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated April 29, 2021 (as amended, the “Merger Agreement”), by and among Realty Income, Rams MD Subsidiary I, Inc. (“Merger Sub 1”), Rams Acquisition Sub II, LLC (“Merger Sub 2”), VEREIT, Inc. (“VEREIT”) and VEREIT Operating Partnership, L.P. (“VEREIT OP”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, (i) Merger Sub 2 has merged with and into VEREIT OP, with VEREIT OP continuing as the surviving entity, and (ii) immediately thereafter, VEREIT merged with and into Merger Sub 1, with Merger Sub 1 continuing as the surviving corporation as a wholly owned subsidiary of Realty Income (together, the “Mergers” and the effective time of the Mergers, the “Effective Time”). This Current Report on Form 8-K/A amends the Original Form 8-K to include an updated Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which Realty Income indicated would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed.

Item 9.01 of the Original Form 8-K is hereby amended and restated in its entirety as set forth below. The Original Form 8-K otherwise remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of VEREIT and VEREIT OP as of December 31, 2020 and 2019 and for each of the years in the three year period ended December 31, 2020 are incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Realty Income on June 4, 2021.

The unaudited condensed consolidated interim financial statements of VEREIT and VEREIT OP as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the nine-month period ended September 30, 2021 and for the year ended December 31, 2020, giving effect to the Mergers and the transactions contemplated by the Merger Agreement, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

(d)           Exhibits.

Exhibit No	Description
99.1	Unaudited consolidated financial statements of VEREIT, Inc. and VEREIT Operating Partnership, L.P. as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020.
99.2	Unaudited pro forma condensed combined financial statements of the Company as of September 30, 2021 and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	November 12, 2021	By:	/s/ Michelle Bushore
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary